As filed with the Securities and Exchange Commission on September 3, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer

c/o Neuberger Berman Management LLC

Neuberger Berman High Yield Strategies Fund
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
High Yield Strategies Fund

Semi-Annual Report

June 30, 2009

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	16

FINANCIAL HIGHLIGHTS/PER SHARE DATA	30

DIVIDEND REINVESTMENT PLAN	32

Directory	33

Proxy Voting Policies and Procedures	34

Quarterly Portfolio Schedule	34

Report of Votes of Shareholders	35

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder:

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund for the six-month period ended June 30, 2009. The report includes a portfolio commentary, a listing of the Fund's investments and its financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation by investing primarily in high yield debt securities. Its performance is dependent on several factors, including fluctuating bond prices, the rate of interest received on securities held by the Fund, the cost of any borrowings and financing arrangements utilized by the Fund and the impact of interest rate hedges that the Fund may use in seeking to manage short-term interest rate costs.

Thank you for your trust in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

ROBERT CONTI
President and CEO
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

High Yield Strategies Fund Commentary

For the six-month period ended June 30, 2009, Neuberger Berman High Yield Strategies Fund posted a strong absolute return and substantially outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. One of the reasons for the Fund's strong results was its use of leverage, which served to positively magnify its performance.

After generating poor results for much of 2008 largely due to heightened risk aversion amid the ongoing turmoil in the financial markets and the rapidly weakening economy, the high yield market started to improve in December 2008. High yield prices were supported by continued government policy intervention aimed at unfreezing the credit markets and warding off a prolonged and deep recession. This strength continued into January 2009, as optimism grew regarding the government's initiatives, forced selling by leveraged investors declined, and the new issuance market began to show signs of life.

After taking a step backward in February, high yield bond prices then rallied in March as the Federal Reserve announced that it would further expand its balance sheet to purchase additional agency notes, mortgage-backed securities and longer-term Treasuries. Investors also reacted positively to the U.S. Treasury's plans to help banks remove toxic mortgage assets from their balance sheets. This strong performance continued throughout the rest of the reporting period as high yield spreads continued to tighten. We believe a number of factors supported the market, including relatively favorable first quarter earnings from commercial banks, modestly encouraging economic data and optimism that the government's initiatives were beginning to bear some fruit. Collectively, we believe this served to reduce investor risk aversion, propelling the returns of more speculative issues sharply higher.

High yield investors were amply rewarded during the reporting period, as the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index gained 30.92%. Over this time, high yield spreads narrowed from 1,794 to 1,023 basis points. From a credit quality perspective, higher rated securities lagged their lower rated counterparts, as BB and CCC rated bonds returned 25.36% and 48.50%, respectively.

Throughout the reporting period, we maintained a somewhat defensive posture for the portfolio given the weak economy, periods of illiquidity, and expectations for rising high yield defaults. As the reporting period progressed, we pared some of our more defensive exposures and redeployed those assets to increase our exposure to more cyclical areas. This was beneficial for performance as investors' appetite for risk rose sharply during the second half of the reporting period. We also avoided more cyclical companies that we felt would be adversely affected by the severe recession and falling consumer spending.

From an industry perspective, security selection in utilities, as well as sector positioning and security selection in both airlines and autos were the largest contributors to relative performance. In contrast, an underweight in banking, sector positioning in non-captive consumer finance companies and an underweight in insurance were the largest detractors from relative results.

We have not significantly changed our outlook for the high yield market. After substantial narrowing, high yield spreads are near the same levels as they were at the end of previous recessions as measured by the National Bureau of Economic Research. However, even when positive economic growth returns, we believe it will likely be far from robust. As a result, high yield defaults in our view should continue to move higher. Given a low growth/higher default environment, we expect to maintain our somewhat defensive posture. As always, we will actively manage the portfolio and conduct extensive fundamental research on potential holdings as we seek to identify securities with compelling risk/reward characteristics.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

High Yield Strategies Fund

TICKER SYMBOL

Common Shares	NHS

RATING DIVERSIFICATION

A	1.8%
BBB	9.5
BB	32.4
B	36.1
CCC	13.6
CC	1.2
C	0.6
Short Term	4.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return
NAV[1,3]	Date	06/30/2009	1 Year	5 Years	Since Inception
High Yield Strategies Fund	07/28/2003	45.74%	(4.36%)	4.49%	5.88%
Market Price[2,3]
High Yield Strategies Fund	07/28/2003	54.12%	(4.78%)	2.27%	3.39%

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

Endnotes

1  Returns based on Net Asset Value ("NAV") of the Fund.

2  Returns based on market price of Fund common shares on the New York Stock Exchange.

3  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:	Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of Barclays Capital U.S. Corporate High Yield Index, which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt, capped such that no single issuer accounts for more than 2% of the index weight.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management LLC and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments Neuberger Berman High Yield Strategies Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligations (14.8%)
Airlines (1.9%)
$3,776,481	United Airlines, Inc., Term Loan B, 2.38%, due 2/1/14	$2,180,918	^
Automotive (3.6%)
2,350,000	Ford Motor Co., Term Loan B, 3.56%, due 12/16/13	1,703,021	^
2,316,058	General Motors Corp., Term Loan B, 8.00%, due 11/29/13	2,275,527
		3,978,548
Electric—Generation (3.0%)
4,777,547	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.82%, due 10/10/14	3,404,002	^
Electronics (1.0%)
1,275,375	Flextronics Int'l, Ltd., Term Loan B, 3.46%, due 10/1/12	1,128,707
Media—Cable (2.7%)
170,000	Cequel Communications LLC, Second Lien Term Loan A, 4.82%, due 5/5/14	144,075
3,299,103	Cequel Communications LLC, Second Lien Term Loan B, 6.32%, due 5/5/14	2,859,630
		3,003,705
Support-Services (0.9%)
1,315,000	Rental Services Corp., Second Lien Term Loan, 4.67%, due 11/30/13	1,001,044
Telecom—Integrated/Services (1.7%)
2,240,000	Intelsat Jackson Holdings, Ltd., Term Loan, 3.32%, due 2/1/14	1,862,000
	Total Bank Loan Obligations (Cost $14,265,897)	16,558,924
Corporate Debt Securities (131.8%)
Aerospace/Defense (0.4%)
540,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	490,050
Airlines (4.4%)
2,020,000	American Airlines, Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	2,035,150	Ø
895,000	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	751,800
1,393,106	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	1,156,278
1,252,236	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	939,177
		4,882,405
Auto Loans (4.3%)
1,995,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	1,806,024
3,150,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	2,724,555
390,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.80%, due 6/1/12	335,564
		4,866,143

See Notes to Schedule of Investments                                  6

PRINCIPAL AMOUNT		VALUE†
Auto Parts & Equipment (3.0%)
$1,850,000	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 10.50%, due 5/15/16	$1,868,500
1,760,000	Harley-Davidson Funding Corp., Senior Notes, 6.80%, due 6/15/18	1,527,008	ñ
		3,395,508
Automotive (0.2%)
420,000	Ford Motor Co., Senior Unsecured Notes, 6.50%, due 8/1/18	247,800
Banking (6.8%)
490,000	CIT Group Funding Co. of Canada, Guaranteed Notes, 5.20%, due 6/1/15	283,851
875,000	CIT Group, Inc., Senior Unsecured Medium-Term Notes, 5.13%, due 9/30/14	515,753
1,490,000	CIT Group, Inc., Senior Unsecured Notes, 5.40%, due 1/30/16	841,357
675,000	CIT Group, Inc., Senior Unsecured Notes, 5.85%, due 9/15/16	381,074
1,510,000	CIT Group, Inc., Senior Unsecured Medium-Term Notes, Ser. A, 5.65%, due 2/13/17	851,972
3,591,000	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	3,142,126	ñ
1,905,000	GMAC LLC, Subordinated Notes, 8.00%, due 12/31/18	1,209,675	ñ
550,000	GMAC LLC, Senior Unsecured Notes, 8.00%, due 11/1/31	376,720
60,000	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	42,000	ñ
		7,644,528
Building Materials (0.3%)
325,000	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	315,242
Chemicals (3.4%)
545,000	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	566,800	ñ
3,205,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	2,339,650	ñ
1,085,275	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	868,220	ñ
120	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	46
		3,774,716
Consumer/Commercial/Lease Financing (3.1%)
1,260,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	678,598
500,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, 5.75%, due 9/15/16	268,388
1,390,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	752,660
145,000	International Lease Finance Corp., Senior Unsecured Notes, 6.38%, due 3/25/13	110,318
640,000	International Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	484,765
395,000	International Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	304,035
1,160,000	International Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	840,595
		3,439,359
Diversified Capital Goods (0.8%)
1,180,000	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	870,250
Electric—Generation (12.6%)
5,025,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	4,409,437
100,000	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	89,500
2,775,000	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	2,067,375

See Notes to Schedule of Investments                                  7

PRINCIPAL AMOUNT		VALUE†
$2,985,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	$1,910,400
3,471,500	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	2,117,615
159,600	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	143,640
96,002	Midwest Generation LLC, Pass-Through Certificates, Ser. B, 8.56%, due 1/2/16	94,082
540,000	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.30%, due 5/1/11	538,650
735,000	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.50%, due 10/1/21	580,650
505,000	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	489,850
1,755,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	1,654,088
		14,095,287
Electric—Integrated (2.3%)
2,690,000	CMS Energy Corp., Senior Unsecured Notes, 6.88%, due 12/15/15	2,556,442
Electronics (0.3%)
780,165	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	288,661
Energy—Exploration & Production (7.0%)
1,295,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	1,239,962
1,370,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	1,298,075
1,590,000	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	1,601,925
940,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	817,800
225,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 11/15/20	181,125
1,510,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	1,328,800
1,345,000	Quicksilver Resources, Inc., Senior Notes, 11.75%, due 1/1/16	1,392,075
		7,859,762
Food & Drug Retailers (2.2%)
1,015,000	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	999,775	ñ
745,000	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	745,000	ñ
855,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	769,500
		2,514,275
Forestry/Paper (0.9%)
1,090,000	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	1,019,150	ñ
Gaming (8.0%)
765,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	512,550	ñ
2,450,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	2,260,125	ñ
510,000	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	529,125	ñ
1,190,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	772,012	È
1,145,000	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	1,213,700	ñ
1,781,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,745,380	ñ
1,495,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	1,210,950	ñ
1,205,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	723,000	ñ
		8,966,842
Gas Distribution (9.3%)
755,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	690,825
770,000	El Paso Corp., Medium-Term Notes, 7.80%, due 8/1/31	628,096
1,635,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,520,550
1,462,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	1,264,630
385,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	333,025	ñ

See Notes to Schedule of Investments                                  8

PRINCIPAL AMOUNT		VALUE†
$985,000	MarkWest Energy Partners L.P., Guaranteed Notes, 6.88%, due 11/1/14	$812,625	ñ
1,530,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	1,323,450
1,190,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	1,148,350
595,000	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	504,262
2,640,000	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	2,131,800
		10,357,613
Health Services (8.1%)
665,000	HCA, Inc., Senior Unsecured Notes, 6.25%, due 2/15/13	581,875
360,000	HCA, Inc., Senior Unsecured Notes, 6.75%, due 7/15/13	316,800
945,000	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	935,550
2,215,000	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	2,170,700	ñ
775,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	759,500
2,943,488	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.75%, due 9/15/09	1,721,940	ñµ
110,000	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	103,950
1,735,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	1,361,975
1,270,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,136,650
		9,088,940
Hotels (1.2%)
705,000	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	662,700
720,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 9.00%, due 5/15/17	685,800	ñ
		1,348,500
Media—Broadcast (4.4%)
1,690,000	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	1,305,525
1,190,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	856,800
1,660,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	1,112,200
1,205,000	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	1,183,912	ñØ
775,000	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	451,438
		4,909,875
Media—Cable (2.4%)
915,000	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	917,287
940,000	UPC Holding BV, Senior Unsecured Notes, 9.88%, due 4/15/18	894,175	ñ
345,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	319,125
140,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	142,275	ñ
370,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	376,013
		2,648,875
Media—Services (3.8%)
855,000	Lamar Media Corp., Senior Notes, 9.75%, due 4/1/14	883,856	ñ
685,000	Nielsen Finance LLC, Senior Notes, 11.50%, due 5/1/16	666,162	ñ
580,000	The Interpublic Group of Cos., Senior Unsecured Notes, 10.00%, due 7/15/17	584,350	ñ
750,000	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	634,688
1,000,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	995,000	ñ
620,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	486,700	^^
		4,250,756

See Notes to Schedule of Investments                                  9

PRINCIPAL AMOUNT		VALUE†
Metals/Mining Excluding Steel (4.4%)
$1,735,000	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	$1,583,188
710,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	715,325
445,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	407,175
330,000	Peabody Energy Corp., Guaranteed Notes, 5.88%, due 4/15/16	290,400
350,000	Teck Resources Ltd., Senior Secured Notes, 9.75%, due 5/15/14	362,250	ñ
1,430,000	Teck Resources Ltd., Senior Secured Notes, 10.75%, due 5/15/19	1,537,250	ñ
		4,895,588
Non-Food & Drug Retailers (1.4%)
1,730,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	830,400
670,000	Macy's Retail Holdings, Inc., Unsecured Guaranteed Notes, 7.00%, due 2/15/28	491,401
445,000	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	302,530
		1,624,331
Packaging (1.2%)
1,425,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	1,325,250
Real Estate Dev. & Mgt. (2.8%)
1,305,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	1,200,600
2,125,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	1,917,813
		3,118,413
Real Estate Investment Trusts (1.7%)
605,000	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.30%, due 9/15/16	524,727
1,590,000	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	1,381,226
		1,905,953
Restaurants (0.5%)
635,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	577,850
Software/Services (5.8%)
1,760,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	1,249,600
1,460,000	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	854,100	ñ
845,000	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	490,100	ñ
1,325,000	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	1,298,500
565,000	Sungard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	553,700	ñ
2,150,000	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	1,986,062
		6,432,062
Steel Producers/Products (1.3%)
1,835,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,123,937
370,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	279,545
		1,403,482
Support—Services (8.6%)
2,345,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	2,098,775
785,000	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	702,575
2,100,000	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	1,670,102	ñ

See Notes to Schedule of Investments                                  10

PRINCIPAL AMOUNT		VALUE†
$950,000	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	$845,500	È
560,000	Iron Mountain, Inc., Senior Subordinated Unsecured Guaranteed Notes, 7.75%, due 1/15/15	537,600
430,000	Iron Mountain, Inc., Guaranteed Notes, 6.63%, due 1/1/16	384,850
1,445,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,343,850	ñ
1,390,000	United Rentals N.A. Inc., Guaranteed Notes, 10.88%, due 6/15/16	1,334,400	ñ
755,000	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	649,300	È
		9,566,952
Telecom—Integrated/Services (10.5%)
495,000	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	415,800
1,470,000	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	1,352,400
1,690,000	Frontier Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	1,394,250
440,000	Intelsat Jackson Holdings, Ltd., Guaranteed Notes, 11.25%, due 6/15/16	448,800
1,400,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.50%, due 1/15/13	1,344,000
70,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.88%, due 1/15/15	67,550
30,000	Intelsat Subsidiary Holdings Co., Ltd., Senior Unsecured Notes, 8.88%, due 1/15/15	28,950	ñ
3,212,000	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	3,236,090
1,010,000	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	1,035,250	ñ
990,000	Telesat Canada/Telesat LLC, Senior Subordinated Notes, 12.50%, due 11/1/17	975,150	ñ
480,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	464,400
475,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	454,812
660,000	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	574,200
		11,791,652
Telecom—Wireless (4.4%)
475,000	Crown Castle Int'l Corp., Senior Unsecured Notes, 9.00%, due 1/15/15	483,313
560,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	463,400
5,545,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	3,936,950
		4,883,663
	Total Corporate Debt Securities (Cost $149,639,052)	147,356,175
NUMBER OF SHARES
Preferred Stocks (0.1%)
Banking (0.1%)
253	GMAC, 7.00%, due 12/31/49 (Cost $50,427)	108,806	ñ
Short-Term Investments (9.3%)
8,215,198	Neuberger Berman Prime Money Fund Trust Class	8,215,198	@ØØ
2,159,061	Neuberger Berman Securities Lending Quality Fund, LLC	2,180,652	‡
	Total Short-Term Investments (Cost $10,395,850)	10,395,850
	Total Investments (156.0%) (Cost $174,351,226)	174,419,755	##
	Liabilities, less cash, receivables and other assets [(45.0%)]	(50,325,355)
	Liquidation Value of Perpetual Preferred Shares [(11.0%)]	(12,300,000)
	Total Net Assets (100.0%)	$111,794,400

See Notes to Schedule of Investments                                  11

Notes to Schedule of Investments (Unaudited)

†  The value of investments in debt securities and interest rate swaps by Neuberger Berman High Yield Strategies Fund (the "Fund") are determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in such investments.

See Notes to Financial Statements                                        12

Notes to Schedule of Investments (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)§	Total
Bank Loan Obligations
Airlines	$—	$2,180,918	$—	$2,180,918
Automotive	—	3,978,548	—	3,978,548
Electric—Generation	—	3,404,002	—	3,404,002
Electronics	—	1,128,707	—	1,128,707
Media—Cable	—	3,003,705	—	3,003,705
Support—Services	—	1,001,044	—	1,001,044
Telecom—Integrated/Services	—	1,862,000	—	1,862,000
Total Bank Loan Obligations	—	16,558,924	—	16,558,924
Corporate Debt Securities
Aerospace/Defense	—	490,050	—	490,050
Airlines	—	2,035,150	2,847,255	4,882,405
Auto Loans	—	4,866,143	—	4,866,143
Auto Parts & Equipment	—	3,395,508	—	3,395,508
Automotive	—	247,800	—	247,800
Banking	—	7,644,528	—	7,644,528
Building Materials	—	315,242	—	315,242
Chemicals	—	3,774,716	—	3,774,716
Consumer/Commercial/Lease Financing	—	3,439,359	—	3,439,359
Diversified Capital Goods	—	870,250	—	870,250
Electric—Generation	—	14,095,287	—	14,095,287
Electric—Integrated	—	2,556,442	—	2,556,442
Electronics	—	288,661	—	288,661
Energy—Exploration & Production	—	7,859,762	—	7,859,762
Food & Drug Retailers	—	2,514,275	—	2,514,275
Forestry/Paper	—	1,019,150	—	1,019,150
Gaming	—	8,966,842	—	8,966,842
Gas Distribution	—	10,357,613	—	10,357,613
Health Services	—	9,088,940	—	9,088,940
Hotels	—	1,348,500	—	1,348,500
Media—Broadcast	—	4,909,875	—	4,909,875
Media—Cable	—	2,648,875	—	2,648,875
Media—Services	—	4,250,756	—	4,250,756
Metals/Mining Excluding Steel	—	4,895,588	—	4,895,588

See Notes to Financial Statements                                        13

Notes to Schedule of Investments (Unaudited) (cont'd)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)§	Total
Non-Food & Drug Retailers	$—	$1,624,331	$—	$1,624,331
Packaging	—	1,325,250	—	1,325,250
Real Estate Dev. & Mgt.	—	3,118,413	—	3,118,413
Real Estate Investment Trusts	—	1,905,953	—	1,905,953
Restaurants	—	577,850	—	577,850
Software/Services	—	6,432,062	—	6,432,062
Steel Producers/Products	—	1,403,482	—	1,403,482
Support—Services	—	7,896,850	—	7,896,850
Telecom—Integrated/Services	—	9,781,252	—	9,781,252
Telecom—Wireless	—	6,894,063	—	6,894,063
Transportation Excluding Air/Rail	—	1,670,102	—	1,670,102
Total Corporate Debt Securities	—	144,508,920	2,847,255	147,356,175
Preferred Stocks
Banking	108,806	—	—	108,806
Short-Term Investments	—	10,395,850	—	10,395,850
Total Investments	$108,806	$171,463,694	$2,847,255	$174,419,755

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/09	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation/ depreciation	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 6/30/09	Net change in unrealized appreciation/ depreciation from investments still held as of 6/30/09
Corporate Debt Securities Airlines	$—	$—	$263,903	$2,583,352	$—	$2,847,255	$263,903
Preferred Stocks Banking	63,250	—	45,577	(21)	(108,806)	—	—

The following is a summary of the inputs used to value the Fund's derivatives as of June 30, 2009:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Interest Rate Swap Contracts	$—	$(1,328,003)	$—	$(1,328,003)

See Notes to Financial Statements                                        14

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $175,197,401. Gross unrealized appreciation of investments was $9,404,305 and gross unrealized depreciation of investments was $10,181,951, resulting in net unrealized depreciation of $777,646, based on cost for U.S. federal income tax purposes.

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2009, these securities amounted to $42,021,962 or 37.6% of net assets applicable to common shareholders.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2009.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments, interest rate swap contracts and delayed delivery purchase commitments.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2009, these securities amounted to $3,219,062 or 2.9% of net assets applicable to common shareholders.

^  All or a portion of this security was purchased on a delayed delivery basis. As of June 30, 2009, the value of the Fund's unfunded loan commitments was $3,416,326, pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Ford Motor Co., Term Loan B, 3.56%, due 12/16/13	$2,350,000	$1,703,021
Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.82%, due 10/10/14	1,196,955	852,830
United Airlines, Inc., Term Loan B, 2.38%, due 2/1/14	1,490,000	860,475

È  All or a portion of this security is on loan (See Note A of Notes to Financial Statements).

See Notes to Financial Statements                                        15

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$164,023,905
Affiliated issuers	10,395,850
174,419,755
Deposits with brokers for open swap contracts	1,500,000
Interest receivable	3,092,041
Receivable for securities sold	4,899,019
Receivable for securities lending income (Note A)	1,158
Prepaid deferred organization costs	423,661
Prepaid expenses and other assets	105,000
Total Assets	184,440,634
Liabilities
Notes payable (Note A)	45,900,000
Payable for collateral on securities loaned (Note A)	2,180,652
Distributions payable—preferred shares	1,192
Distributions payable—common shares	14,764
Interest rate swaps, at value (Note A)	1,328,003
Payable for securities purchased	10,738,578
Payable to investment manager—net (Notes A & B)	79,975
Payable to administrator (Note B)	7,134
Payable for securities lending fees (Note A)	347
Interest payable	2,551
Accrued expenses and other payables	93,038
Total Liabilities	60,346,234
Perpetual Preferred Shares Series A (492 shares issued and outstanding) at liquidation value	12,300,000
Net Assets applicable to Common Shareholders at value	$111,794,400
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$160,959,905
Undistributed net investment income (loss)	577,524
Accumulated net realized gains (losses) on investments	(48,490,087)
Net unrealized appreciation (depreciation) in value of investments	(1,252,942)
Net Assets applicable to Common Shareholders at value	$111,794,400
Common Shares Outstanding (no par value; unlimited number of shares authorized)	11,029,127
Net Asset Value Per Common Share Outstanding	$10.14
†Securities on loan, at value	$2,137,832
*Cost of Investments:
Unaffiliated issuers	$163,955,376
Affiliated issuers	10,395,850
Total cost of investments	$174,351,226

See Notes to Financial Statements                                        16

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,866
Interest income—unaffiliated issuers	8,624,194
Income from investments in affiliated issuers (Note E)	9,548
Income from securities loaned—net (Note E)	811
Total income	$8,641,419
Expenses:
Investment management fees (Notes A & B)	481,458
Administration fees (Note B)	40,120
Investor service fees (Note B)	6,600
Audit fees	22,505
Basic maintenance expense (Note B)	12,806
Custodian fees (Note B)	40,935
Insurance expense	3,126
Legal fees	137,533
Shareholder reports	47,454
Stock exchange listing fees	11,779
Stock transfer agent fees	16,599
Interest expense (Note A)	704,485
Trustees' fees and expenses	22,087
Tender offer fees (Note D)	29,814
Miscellaneous	10,913
Total expenses	1,588,214
Investment management fees waived (Notes A & B)	(8,479)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(166)
Total net expenses	1,579,569
Net investment income (loss)	$7,061,850
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(11,104,565)
Interest rate swap contracts	(562,194)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	43,429,335
Interest rate swap contracts	235,586
Net gain (loss) on investments	31,998,162
Distributions to Preferred Shareholders	(262,745)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$38,797,267

See Notes to Financial Statements                                        17

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	Six Months Ended June 30, 2009	Year Ended December 31, 2008 (Unaudited)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$7,061,850	$18,581,535
Net realized gain (loss) on investments	(11,666,759)	(34,408,343)
Change in net unrealized appreciation (depreciation) of investments	43,664,921	(35,842,074)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(262,745)	(3,339,115)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	38,797,267	(55,007,997)
Distributions to Common Shareholders From (Note A):
Net investment income	(6,145,674)	(14,977,866)
Tax return of capital	—	(1,198,186)
Total distributions to common shareholders	(6,145,674)	(16,176,052)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with tender offer	(11,764,397)	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	20,887,196	(71,184,049)
Net Assets Applicable to Common Shareholders:
Beginning of period	90,907,204	162,091,253
End of period	$111,794,400	$90,907,204
Undistributed net investment income (loss) at end of period	$577,524	$—
Distributions in excess of net investment income at end of period	$—	$(75,907)

See Notes to Financial Statements                                        18

Statement of Cash Flows (Unaudited)

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	For the Six Months Ended June 30, 2009
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$38,797,267
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(150,417,914)
Proceeds from disposition of investment securities	160,528,087
Sale of short-term investment securities, net	(425,224)
Increase in collateral for securities loaned	(2,180,652)
Increase in net interest on swaps	(2,652)
Increase in dividends and interest receivable	(33,492)
Decrease in receivable for securities lending income	213
Increase in prepaid expenses and other assets	(1,450)
Increase in receivable for securities sold	(4,018,687)
Decrease in accumulated unpaid dividends on Preferred Shares	(83,599)
Decrease in prepaid deferred organization costs	38,541
Increase in payable for collateral on securities loaned	2,180,652
Decrease in payable for securities lending fees	(1,407)
Increase in payable for investment securities purchased	6,371,665
Decrease in interest payable	(224,546)
Net premium amortization on investments	(1,041,641)
Increase in accrued expenses and other payables	65
Unrealized appreciation on securities and currencies	(43,429,335)
Unrealized appreciation on swaps	(235,586)
Net realized loss from investments and currencies	11,104,565
Net realized loss from swaps	562,194
Net cash provided by operating activities		$17,487,064
Cash flows from financing activities:
Cash distributions paid on Common Shares	(6,131,211)
Payments for shares redeemed in connection with the tender offer	(11,764,397)
Net cash used in financing activities		(17,895,608)
Net decrease in cash		(408,544)
Cash:
Beginning balance		408,544
Ending balance		$0

See Notes to Financial Statements                                        19

Notes to Financial Statements High Yield Strategies Fund
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman High Yield Strategies Fund (the "Fund") was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Neuberger Berman Management LLC ("Management") is the investment adviser to the Fund. Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol NHS.

The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $5,493.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses on mortgage-backed securities, income recognized on interest rate swaps, non deductable restructuring costs, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$18,316,981	$21,374,313	$—	$5,010,376	$1,198,186	$—	$19,515,167	$26,384,689

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(45,808,401)	$(35,932,789)	$(81,741,190)

The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, distribution payments, income recognized on interest rate swaps, post October loss deferrals, capital loss carryforwards, and amortization of bond premium.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in 2016
$30,497,592

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $5,435,197 of net capital losses arising between November 1, 2008 and December 31, 2008.

5  Foreign Taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund distributes any net realized capital gains. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2009 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-8.

On June 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.085 per share, payable after the close of the reporting period, on July 31, 2009, to shareholders of record on July 15, 2009. Subsequent to June 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.05 per share, payable on August 31, 2009 to shareholders of record on August 17, 2009, with an ex-date of August 13, 2009.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On October 22, 2003, the Fund issued 3,600 Money Market Cumulative Preferred Shares ("MMP"), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, the Fund redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities"). In November 2008, the Fund issued PNs with an aggregate principal value of $45,900,000 and issued 492 PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

The PNs mature in November 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the six months ended June 30, 2009, the distribution rate on the PPS ranged from 3.50% to 4.36% and the interest rate on the PNs ranged from 2.00% to 2.86%. The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote for each dollar of liquidation preference represented by PPS owned and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Trustees of the Fund, and to elect a majority of the Trustees of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to try to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by NBFI, an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $811, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $1,158 in income earned on cash collateral and amounts received from a principal (including approximately $377 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $347.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. There were no repurchase agreements outstanding at June 30, 2009.

11  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at June 30, 2009.

12  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. During the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board of Trustees of the Fund (the "Board"). Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $3,328 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $9,548 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

13  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

14  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of Private Securities and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues Private Securities or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the PPS, the interest payable on the PNs or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the PPS, the interest payable on the PNs or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the PPS distribution rate or the PN interest rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the Private Securities distribution and interest rates or borrowing costs.

15  Derivative instruments: The Fund is exposed to interest rate risk due to its use of leverage. During the period ended June 30, 2009, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund adopted FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective January 1, 2009.

Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of the Fund's use of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's PPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At June 30, 2009, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$45,000,000	January 28, 2011	2.92%	0.31%	$(6,532)	$(1,321,471)	$(1,328,003)

(1)  30 day LIBOR (London Interbank Offered Rate) at June 26, 2009.

(2)  The notional amount at period end is indicative of the volume throughout the period.

At June 30, 2009, the Fund's derivatives (not designated as hedging instruments under SFAS No.133), had the following primary risk exposure:

Liability Derivatives

Interest Rate Contract
Interest Rate Swap Contract(1)	$(1,328,003)
Total Value	$(1,328,003)

(1)  "Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest, which is reported as "Interest rate swaps, at value" within the Statement of Assets and Liabilities.

  The impact of the use of derivative instruments as reflected in the Statement of Operations during the six months ended June 30, 2009, was as follows:

Realized Gain (Loss)(1)

Interest Rate Contract
Interest Rate Swap Contract	$(562,194)
Total Realized Gain (Loss)	$(562,194)

Change in Appreciation (Depreciation)(2)

Interest Rate Contract
Interest Rate Swap Contract	$235,586
Total Change in Appreciation (Depreciation)	$235,586

(1)  Statement of Operations location: Net realized gain (loss) on interest rate swap contracts.

(2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

In connection with the May 2009 tender offer and the tender offer program, effective June 9, 2009, Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from the Fund at a rate of 0.05% of the average daily managed assets. For the six months ended June 30, 2009, such waived fees amounted to $5,151.

Until January 30, 2009, First Trust Portfolios L.P. ("First Trust") served as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provided certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust received a fee paid by Management.

First Trust, as the investor servicing agent, developed and maintained a website for the Fund, assisted in the dissemination of the Fund's net asset value and market price, provided ongoing shareholder and account maintenance services, replied to information requests from shareholders and aided in secondary market support. In consideration for these services, the Fund paid First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the period ended January 30, 2009, the Fund paid First Trust, as the investor servicing agent, a fee equal to $6,600.

Management has assumed the functions that First Trust had been providing.

The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

State Street serves as the Fund's custodian and The Bank of New York Mellon serves as the Fund's transfer agent, registrar, and dividend paying agent.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

During the reporting period, the predecessor of Management, the investment adviser of the Fund, and Lehman Brothers Asset Management LLC, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Fund's Investment Advisory Agreement and Sub-Advisory Agreement. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing the Board, including the Independent Fund Trustees, considered and approved a new Investment Advisory Agreement and Sub-Advisory Agreement and an interim Investment Advisory Agreement and Sub-Advisory Agreement for the Fund. The interim agreements, which are virtually identical to the agreements previously in effect and can remain in effect for up to 150 days, became effective upon the closing of the Acquisition. The new agreements, which are virtually identical to those previously in effect and require shareholder approval, were approved by a vote of the Fund's shareholders on May 13, 2009.

These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment adviser and sub-adviser of the Fund, respectively.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $166.

Note C—Securities Transactions:

For the six months ended June 30, 2009, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $141,067,681 and $151,182,531, respectively.

Note D—Capital:

The Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its Net Asset Value per share ("NAV") determined on the day the tender offer expired. The Fund's tender offer was oversubscribed. In accordance with the terms of the tender offer, the Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). The Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,225,458 common shares, representing 10% of its then outstanding common shares. Final payment was made at $9.60 per share, representing 98% of the NAV per share on May 29, 2009.

In addition, the Fund's Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the tender offer program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The Board has determined that the initial measurement period under the program will be from June 5, 2009 to August 28, 2009 (the "Measurement Period"). Furthermore, the Board has decided that should the Fund's average daily discount exceed 10% during the Measurement Period, the Fund will make a tender offer for up to 10% of its outstanding common shares. In connection with the May 2009 tender offer and the tender offer program, Management has agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers. The Board retains the ability, consistent with its fiduciary duty, to opt out of the tender offer program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

At June 30, 2009, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
11,029,127	—

The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the six months ended June 30, 2009 and for the year ended December 31, 2008 were as follows:

Redemption of Common Shares		Net Decrease in Common Shares Outstanding
2009	2008	2009	2008
(1,225,458)	—	(1,225,458)	—

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	7,789,974	76,800,157	76,374,933	8,215,198	$8,215,198	$9,548
Neuberger Berman Securities Lending Quality Fund, LLC**	—	2,389,346	230,285	2,159,061	2,180,652	377
Total					$10,395,850	$9,925

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncement:

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing that would be likely to materially affect the Fund's financial statements through August 13, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note G—Market Events

During the past year, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007^^	2006	2005		2004
	(Unaudited)
Net Asset Value, Beginning of Period (Common Shares)	$7.42		$13.23	$15.05	$14.51	$15.58		$15.51
Net Investment Income¢	0.58		1.52	1.67	1.65	1.71		1.72
Net Realized and Unrealized Gain (Loss) on Investments	2.67		(5.74)	(1.34)	0.61	(0.94)		0.11
Dividends to Preferred Shareholders From:
Net Investment Income¢	(0.02)		(0.27)	(0.40)	(0.37)	(0.24)		(0.11)
Net Realized Gains¢	—		—	(0.01)	—	—		—
Tax Return of Capital¢	—		—	—	—	—		—
Total Dividends to Preferred Shareholders	(0.02)		(0.27)	(0.41)	(0.37)	(0.24)		(0.11)
Total From Investment Operations Applicable to Common Shareholders	3.23		(4.49)	(0.08)	1.89	0.53		1.72
Less Distributions to Common Shareholders From:
Net Investment Income	(0.51)		(1.22)	(1.69)	(1.35)	(1.58)		(1.55)
Net Realized Gains	—		—	(0.05)	—	(0.02)		(0.10)
Tax Return of Capital	—		(0.10)	—	—	(0.00	)***	—
Total Distributions to Common Shareholders	(0.51)		(1.32)	(1.74)	(1.35)	(1.60)		(1.65)
Net Asset Value, End of Period (Common Shares)	$10.14		$7.42	$13.23	$15.05	$14.51		$15.58
Market Value — End of Period (Common Shares)	$9.22		$6.38	$11.82	$15.18	$15.61		$16.48
Total Return on Net Asset Value (Common Shares) (%)†	45.74	**	(35.32)	(0.13)	13.91	3.63		11.99
Total Return on Market Value (Common Shares) (%)†	54.12	**	(37.75)	(11.54)	6.79	5.40		15.48
Ratio of Gross Operating Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††#	1.70	*	1.64	1.44	1.49	1.53		1.48
Ratio of Net Operating Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††	1.70	*§	1.64 §	1.44 §	1.49	1.53		1.48
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%)††	1.37	*	0.16	—	—	—		—
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%)††	13.74	*	13.43	11.33	11.29	11.44		11.36
Portfolio Turnover Rate (%)	91.49	**	122.05	129.41	111.49	96.18		106.76
Net Assets Applicable to Common Shares, End of Period (000)	$111,794		$90,907	$162,091	$184,389	$177,659		$190,700
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000)¢¢	$12,300		$12,300	$90,000	$90,000	$90,000		$90,000
Asset Coverage Per Share@	$252,227		$209,943	$70,107	$76,284	$74,400		$77,975
Involuntary Liquidation Preference Per Share	$25,000		$25,000	$25,000	$25,000	$25,000		$25,000
Approximate Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000		$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000)	$45,900		$45,900	$—	$—	$—		$—
Asset Coverage Per $1,000 of Notes Payable@@	$3,704		$3,250	$—	$—	$—		$—

See Notes to Financial Highlights                                        30

Notes to Financial Highlights High Yield Strategies Fund (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007
1.72%	1.65%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment adviser.

¢¢  From October 22, 2003, to November 13, 2008, the Fund had 3,600 Money Market Cumulative Preferred Shares outstanding; since November 13, 2008, the Fund has 492 PPS outstanding (See Note A-8 to Financial Statements).

*  Annualized.

**  Not annualized.

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York Mellon, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii)32distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i)32receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii)32distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i)32the net asset value or (ii)3295% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Adviser and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.461.1899 or 212.476.9000

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free)34

Report of Votes of Shareholders

An annual meeting of shareholders of Neuberger Berman High Yield Strategies Fund was held on May 13, 2009. Upon completion of the acquisition of Neuberger Berman Management LLC ("NB Management") and Lehman Brothers Asset Management LLC by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management (the "Acquisition"), the Fund's investment advisory and sub-advisory agreements with NB Management and Lehman Brothers Asset Management LLC, respectively, automatically terminated. To provide for continuity of management, interim investment advisory and sub-advisory agreements became effective upon completion of the Acquisition on May 4, 2009. Shareholders voted to approve a new management agreement between the Fund and a newly-formed successor entity to NB Management ("New NB Management") and a new sub-advisory agreement with respect to the Fund, between New NB Management and Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI").

Shareholders also voted to elect six Class I Trustees to serve until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. Class II Trustees (which include John Cannon, C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Trustees (which include Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward A. O'Brien, William E. Rulon and Candace L. Straight) continue to hold office until the annual meeting in 2010 and 2011, respectively.

PROPOSAL 1 – TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND NEW NB MANAGEMENT

Common and Preferred Shares	Votes For	Votes Against	Abstentions	Broker Non-Votes
	61,135,140	4,579,331	1,544,398	20,573,048

PROPOSAL 2 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE FUND, BETWEEN NEW NB MANAGEMENT AND NBFI

Common and Preferred Shares	Votes For	Votes Against	Abstentions	Broker Non-Votes
	60,866,038	4,751,557	1,641,266	20,573,056

PROPOSAL 3 – TO APPROVE THE ELECTION OF SIX CLASS I TRUSTEES TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2012:

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	81,390,636	6,441,281	—	—
Robert Conti	81,634,473	6,197,444	—	—
Michael M. Knetter	81,684,472	6,147,445	—	—
Cornelius T. Ryan	81,329,696	6,502,221	—	—
Peter P. Trapp	81,785,881	6,046,036	—	—

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0547 08/09

Item 2. Code of Ethics

The Board of Trustees of Neuberger Berman High Yield Strategies Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007). The Code of Ethics is also available, without charge, by calling 1-800-461-1899 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This table shows the purchases by or on behalf of the Registrant or affiliated purchasers of the Registrant of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	N/A	N/A	N/A	N/A
February 1 through February 28	N/A	N/A	N/A	N/A
March 1 through March 31	N/A	N/A	N/A	N/A
April 1 through April 30	N/A	N/A	N/A	N/A
May 1 through May 31*	N/A	N/A	N/A	1,225,458
June 1 through June 30*	1,225,458	$9.60	1,225,458	N/A
Total	1,225,458	$9.60	1,225,458	1,225,458

 *     On April 16, 2009, the Registrant announced that it would conduct a tender offer from May 1, 2009 to May 29, 2009 (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its net asset value per share ("NAV") determined on the day the Tender Offer expired. The Tender Offer expired on May 29, 2009. On June 5, 2009, the Registrant accepted for tender 1,225,458 common shares, representing 10% of its then outstanding common shares. Final payment was made at $9.60 per share, representing 98% of the NAV on May 29, 2009.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: August 25, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 25, 2009